[TOMMY HILFIGER LOGO]

CONTACT:        INVESTOR RELATIONS:                 PUBLIC RELATIONS:
                Valerie Martinez                    Kekst & Company:
                (212) 549-6780                      Ruth Pachman/Wendi Kopsick
                                                    (212) 521-4891/4867


                                                          FOR IMMEDIATE RELEASE


               TOMMY HILFIGER CORPORATION FILES QUARTERLY REPORT
                ON FORM 10-Q FOR FIRST QUARTER OF FISCAL 2006


HONG KONG, December 15, 2005 - Tommy Hilfiger Corporation (NYSE:TOM) today announced that it has filed its quarterly report on Form 10-Q for the first quarter of its fiscal year ending March 31, 2006 with the Securities and Exchange Commission. The full report on Form 10-Q is available on www.tommy.com. Select financial information for the first quarter ended June 30, 2005 is also contained in the attached tables.

The Company continues to work towards filing its quarterly report on Form 10-Q for the second quarter ended September 30, 2005 in the near future.

Tommy Hilfiger Corporation, through its subsidiaries, designs, sources and markets men's and women's sportswear, jeanswear and childrenswear. The Company's brands include Tommy Hilfiger and Karl Lagerfeld. Through a range of strategic licensing agreements, the Company also offers a broad array of related apparel, accessories, footwear, fragrance, and home furnishings. The Company's products can be found in leading department and specialty stores throughout the United States, Canada, Europe, Mexico, Central and South America, Japan, Hong Kong, Australia and other countries in the Far East, as well as the Company's own network of outlet and specialty stores in the United States, Canada and Europe.

                           Tommy Hilfiger Corporation
                        9/F., Novel Industrial Building,
                            850-870 Lai Chi Kok Road,
                                 Cheung Sha Wan,
                               Kowloon, Hong Kong.
                          Tel: 2216 0668 Fax: 2371 2928

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                          STATEMENT OF OPERATIONS DATA
                     (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                             Three Months Ended June 30,
                                        ------------------------------------
                                               2005                  2004
                                        ------------------   ---------------
NET REVENUE                                $     319.9       $     328.8
COST OF GOODS SOLD                               159.5             183.4
                                        ------------------   ------------
GROSS PROFIT                                     160.4             145.4

DEPRECIATION AND AMORTIZATION                     17.5              17.1
OTHER SG&A EXPENSES                              144.1             131.9
                                        ------------------   ---------------

TOTAL SG&A EXPENSES                              161.6             149.0

LOSS FROM OPERATIONS                              (1.2)             (3.6)

INTEREST EXPENSE, NET                              2.5               6.1
                                        ------------------   ---------------

LOSS BEFORE TAXES                                 (3.7)             (9.7)

INCOME TAXES                                      (1.0)             (1.0)
                                        ------------------   ---------------
NET LOSS                                          (2.7)             (8.7)
                                        ------------------   ---------------

LOSS PER SHARE - BASIC

NET LOSS                                  $      (0.03)       $    (0.10)
                                        ------------------   ---------------
                                        ------------------   ---------------

WEIGHTED AVERAGE SHARES OUTSTANDING               91.9              91.3
                                        ------------------   ---------------
                                        ------------------   ---------------

LOSS PER SHARE - DILUTED

NET LOSS                                  $      (0.03)       $    (0.10)
                                        ------------------   ---------------
                                        ------------------   ---------------

WEIGHTED AVERAGE SHARES AND
    SHARE EQUIVALENTS OUTSTANDING                 91.9              91.3
                                        ------------------   ---------------
                                        ------------------   ---------------

REVENUE BY SEGMENT
             U. S. Wholesale              $      115.8       $     163.4
             International Wholesale              64.3              47.2
             Retail                              121.7             103.3
             Licensing                            17.4              14.9
             Other                                 0.7

                                        ------------------   ---------------
             TOTAL                        $      319.9       $     328.8
                                        ------------------   ---------------
                                        ------------------   ---------------

                           TOMMY HILFIGER CORPORATION
                         SELECTED FINANCIAL INFORMATION
                               BALANCE SHEET DATA
                                  (IN MILLIONS)

                                          June 30,      June 30,       March 31,
                                            2005          2004           2005
                                        ---------     ----------      ----------
CASH AND CASH EQUIVALENTS               $   382.3     $    436.6      $  481.0

SHORT-TERM INVESTMENTS                       37.8           31.1          40.7

RESTRICTED CASH                             150.0              -             -

ACCOUNTS RECEIVABLE                          76.0           77.9         153.9

INVENTORIES                                 249.4          240.6         203.3

WORKING CAPITAL                             678.7          651.6         661.0

PROPERTY AND EQUIPMENT, NET                 202.8          235.0         250.1

INTANGIBLE AND OTHER ASSETS                 946.4          887.8         943.9

TOTAL ASSETS                              2,133.7        1,986.1       2,158.1

CURRENT PORTION OF LONG-TERM DEBT             0.4            0.5           0.4

OTHER CURRENT LIABILITIES                   305.5          211.1         302.7

LONG TERM DEBT                              344.0          351.4         344.0

DEFERRED TAX AND OTHER LIABILITIES          192.3          222.8         186.7

TOTAL LIABILITIES                           842.2          785.9         833.8

SHAREHOLDERS' EQUITY                      1,291.5        1,200.2       1,324.3

                                   Page 3 of 3